SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                December 15, 2005
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                                 Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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             (Exact name of registrant as specified in its charter)

         Washington                      0-21103           91-1618616
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(State or other jurisdiction      (Commission File No.)    (IRS Employer
     of incorporation)                                    Identification No.)


           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
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               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 881-8004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d 2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On December 14, 2005, the Company's Board of Directors approved a revised ADIC Bonus Plan which covers certain Team Members who are approved by the Board for inclusion. Such Team Members are expected to include the Company's executive officers, officers and certain senior Team Members, and Team Members making exceptional contributions during the year. Bonus payments are based upon achievement of corporate performance goals established at the beginning of the fiscal year in the context of the Company's strategic plan for the year. For fiscal 2006, such targets relate to operating profit, software sales goals, specific advanced product development objectives and cash flow. Bonus payment amounts for individual Team Members will be established at the end of the fiscal year based on the Team Member's level of responsibility and performance.



Item 2.02 Results of Operations and Financial Condition.

         On December 15, 2005, Advanced Digital Information Corporation issued a press release announcing financial results relating to its fourth quarter and fiscal year 2005 ended October 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 9.01   Financial Statements and Exhibits.

     (c)     Exhibits

     99.1 Press release issued by Advanced Digital Information Corporation, dated December 15, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  December 15, 2005

                               Advanced Digital Information Corporation

                               By: /s/ Jon Gacek
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                                       Jon Gacek
                               Chief Financial Officer and Executive
                               Vice President--Finance and Operations